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                                                                    Exhibit 99.5
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                   OTHER LOW TSNA TOBACCO ROYALTY AGREEMENT
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     THIS ROYALTY AGREEMENT (this "Agreement") is being made as of April 25,
2001 by and between STAR SCIENTIFIC INC., a Delaware corporation the ("Star") and BROWN & WILLIAMSON TOBACCO CORPORATION, a Delaware corporation ("B&W") (individually a "Party" and collectively the "Parties).

     Factual Background.  Star, or a Star Affiliate, has or will be issued, or
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has rights to patents issued by the U.S. Patent and Trademark Office covering low-nitrosamine tobacco based on patent applications issued by, or pending before, the U.S. Patent and Trademark Office relating to the product and process for producing low-nitrosamine tobacco ("Star Patents"). B&W and Star believe that these patents are, or will be, broad enough in scope to cover low-nitrosamine tobacco sold in the United States without regard to whether such tobacco has been cured in the curing barns developed by Star and utilized in the StarCured/(TM)/ Tobacco Curing Process. In return for B&W's commitment to the StarCured/(TM)/ Tobacco program including the financing of Barns, B&W's purchase of StarCured(TM) Tobacco and its commitment to increase such purchases (but only to the extent provided for in the Restated Master Agreement) and in order to avoid any dispute with Star and Star Affiliates with respect to the Star Patents, B&W and Star desire to reach an agreement whereby B&W will incur a royalty on the terms and conditions set forth herein for all low-nitrosamine tobacco which B&W purchases under contract in the United States which is not produced in Barns and which is used in B&W's domestically consumed cigarettes, provided that the tobacco falls within the claims of the Star Patents ("Other Low-TSNA Tobacco") which royalty will be offset against the Credit Facility until it is discharged in full and then will be either paid either to Star or into an escrow account as provided
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for herein. Under certain conditions, B&W will also pay Star a royalty on
StarCured Tobacco. For the purposes of this Agreement, StarCured(TM) Tobacco means tobacco cured by the StarCured(TM) Tobacco Curing Process which falls within any of the claims of the Star Patents . Defined terms used herein but not otherwise defined, shall have the meaning ascribed to them in the Restated Master Agreement.

     NOW, THEREFORE, for and in consideration of the premises, the Parties agree as follows:

1.  [***]

    2.  Royalties.
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        (a) Subject to the provisions of Paragraph 7 hereof, B&W will incur royalties under this Agreement for Other Low TSNA Tobacco as provided for in subparagraphs 2(a)(i)-(iv) and Paragraph 4:

            (i) A minimum royalty in the amount of $1,500,000 per year for Other Low TSNA Tobacco which B&W purchases in the Years 2001 and 2002, which royalty will be incurred by B&W when such purchases have been completed in each year but in any event no later than October 31 of each year. In the event B&W purchases more than 10 million pounds of Other Low TSNA Tobacco under contract in either of the years 2001 or 2002 which B&W in its good faith estimate anticipates using in its domestically consumed cigarettes, B&W shall incur an additional royalty of U.S. $.15/pound, green weight, for each pound in excess of 10 million pounds for each year. In the event B&W purchases less than 70% of its total requirements of low-nitrosamine tobacco under contract in either of the years 2001 or 2002 or thereafter, the

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royalty provisions of Paragraph 2(a) relating to other Low TSNA Tabacco will be renegotiated by the Parties in good faith for such years.

            (ii) In the event Star shall hereafter grant a license under the Star Patents for a royalty or other equivalent consideration to any one or more of the top three (3) tobacco companies (excluding B&W) which compete with B&W in the United States (a "Big 3"), as determined by the market share of the United States market in the year before royalty payments under such license becomes due, then B&W, from the date royalties become payable under such a Big 3 license agreement, shall incur a royalty to Star on all Other Low-TSNA Nitrosamine Tobacco purchased by B&W in the U.S. equal to one-half the lowest royalty rate Star receives from any of the Big 3.

            (iii) In the event one or more of the Star Patents is enforced by a United States trial court having jurisdiction over the matter against any of the Big 3 that results in one or more of the Big 3 being required or obligated to make payments clearly designated as royalty payments to Star for past or future purchases of low-nitrosamine tobacco, then the royalty rate applicable to B&W on all Other Low-TSNA Tobacco purchased by B&W in the U.S. shall then become one-half of the lowest royalty rate Star receives in such circumstances from any of the Big 3 as determined by a Final Judgment, with royalties being incurred by B&W for the same period for which royalties are payable the Big 3 party.

            (iv) In the event one or more of the Star Patents is enforced by a United States trial court having jurisdiction over the matter against any of the Big 3 that enjoins such Big 3 from violating any of the Star Patents and such Big 3 elects not to obtain a license from Star, or a Star Affiliate, for future purchases and no royalty has been established under subparagraphs 2(a)(ii) or 2(a)(iii), B&W will then incur a royalty on Other Low TSNA Tobacco purchased by it

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in the U.S. at the rate of U.S. $.15/pound green weight from the date of such trial court judgment. Commencing in the Year 2007, the royalty provided for in this subparagraph 2(a)(iv), if applicable, shall be increased annually based on the CPI using 2006 as the base.

            (b) The royalty rate incurred by B&W shall be the lowest royalty rate established under subparagraphs 2(a)(ii) or 2(a)(iii) once a royalty rate has been established under either of these subparagraphs.

            (c) Prior to the discharge in full of the Credit Facility, all royalties incurred by B&W hereunder shall be retained by B&W and offset against the Credit Facility as of the date they are incurred by B&W, provided however that prior to the discharge in full of the Credit Facility in the event the royalty is determined pursuant to the provisions of subparagraphs 2(a)(iii) or 2(a)(iv) and there is no Final Judgment, the offset against the Credit Facility will be made five (5) Business Days after the date of a Final Judgment enforcing the Star Patents but effective for offset purposes as of the respective dates the royalties would otherwise have been incurred. After the discharge in full of the Credit Facility the royalties will be paid to Star provided, however, that in the event the royalty is determined pursuant to subpargraphs 2(a)(iii) or 2(a)(iv) and there is no Final Judgment enforcing the Star Patents, the royalties shall be paid by B&W into an escrow account in which B&W will have a security interest to secure the repayment of such funds to B&W in the event that the Final Judgment does not enforce the Star Patents. In the event the Final Judgment enforces the Star Patents, the escrow funds shall be disbursed to Star. A "Final Judgment" means an order of the trial court or an appellate court which is not subject to further appeal , remand or reconsideration.

     3.  Reporting Requirements.  On or before October 31st of each year, B&W
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will report to Star the aggregate pounds, green weight, of Other Low-TSNA
Tobacco which B&W

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has purchased under contract in the United States, and in its good faith estimate anticipates using in B&W's domestically consumed cigarettes during the following year. The Parties shall adjust the royalty based upon actual usage in domestically consumed cigarettes on or before March 31st of the year following each year in which royalties are actually incurred based upon actual usage in domestically consumed cigarettes. [***]

     4.  Export Tobacco.  "Export Tobacco" has the same meaning as Other Low
         --------------
TSNA Tobacco except that in lieu of being used in domestically consumed cigarettes such tobacco is exported by B&W. B&W purchases of Export Tobacco in the United States which falls within the claims of any of the Star Patents for overseas sale are not subject to royalty provided the levels do not exceed 50 million pounds per year. Subject to the provisions of Paragraph 7 hereof, in the event such purchases are in excess of 50 million pounds per year (the "Threshold") the royalty will be incurred by B&W on all volumes of Export Tobacco which exceed this Threshold at the rate determined by Paragraph 2(a). This Threshold will be raised to reflect B&W increased purchases if market prices of flue cured tobacco in the United States go down by more than 10% from 2001 levels or if auction sales cease, the Threshold will be raised by the average volume of all auction purchases of flue cured tobacco for export per year by B&W from the date of this Agreement to the date auction sales cease.

     5.  Other Star Licensee.  In the event that any tobacco producer,
         -------------------
cooperative, auction house or warehouse (collectively referred to as an "Other Star Licensee") is obligated to pay Star a royalty on Other Low-TSNA Tobacco, B&W will not pay any additional royalty to Star on the quantity of Other Low-TSNA Tobacco purchased from such Other Star Licensee. In such

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circumstances, Star will provide B&W with a payment for any Other Low-TSNA
Tobacco B&W purchases from such Other Star Licensee in an amount equal to one-half of the royalty Star receives from such Other Star Licensee.

     6.  StarCured/(TM)/ Tobacco.    (a)  Subject to the provisions of
         -----------------------
Paragraph 7 hereof, B&W will incur royalties under this Agreement for StarCured(TM) Tobacco as provided for in subparagraphs 6(a)(i)-(iii):


           (i) In the event Star shall hereafter grant a license under the Star Patents for a royalty or other equivalent consideration to any one or more of the Big 3, then B&W from the date such a Big 3 license agreement was entered into, shall incur a royalty to Star on all StarCured Tobacco equal to one-half the lowest royalty rate Star receives from any of the Big 3.

           (ii) In the event one or more of the Star Patents is enforced by a United States trial court having jurisdiction over the matter against any of the Big 3 that results in one or more of the Big 3 being required or obligated to make payments clearly designated as royalty payments to Star for past or future purchases of low-nitrosamine tobacco, then the royalty rate applicable to B&W on all StarCured Tobacco shall then become one-half of the lowest royalty rate Star receives in such circumstances from any of the Big 3 as determined by a Final Judgment, with royalties being incurred by B&W commencing on the date of a trial court judgment against a Big 3 party.

           (iii) In the event one or more of the Star Patents is enforced by a United States trial court having jurisdiction over the matter against any of the Big 3 that enjoins such Big 3 from violating any of the Star Patents and such Big 3 elects not to obtain a license from Star, or a Star Affiliate, for future purchases and no royalty has been established under subparagraphs

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6(a)(i) or 6(a)(ii), B&W will then incur a royalty on StarCured(TM) Tobacco at the rate of U.S. $.15/pound green weight from the date of such trial court judgment. Commencing in the Year 2007, the royalty provided for in this subparagraph 6(a)(iii), if applicable, shall be increased annually based on the CPI using 2006 as the base.

        (b) The royalty rate incurred by B&W shall be the lowest royalty rate established under subparagraphs 6(a)(ii) or 6(a)(iii) once a royalty rate has been established under either of these subparagraphs.

        (c) Prior to the discharge in full of the Credit Facility, all royalties incurred by B&W hereunder shall be retained by B&W and offset against the Credit Facility as of the date they are incurred by B&W, provided however that prior to the discharge in full of the Credit Facility in the event the royalty is determined pursuant to the provisions of subparagraphs 6(a)(ii) or 6(a)(iii) and there is no Final Judgment, the offset against the Credit Facility will be made five (5) Business Days after the date of a Final Judgment enforcing the Star Patents but effective for offset purposes as of the respective dates the royalties would otherwise have been incurred. After the discharge in full of the Credit Facility the royalties will be paid to Star provided, however, that in the event the royalty is determined pursuant to subparagraphs 6(a)(ii) or 6(a)(iii) and there is no Final Judgment enforcing the Star Patents, the royalties shall be paid by B&W into an escrow account in which B&W will have a security interest to secure the repayment of such funds to B&W in the event that the Final Judgment does not enforce the Star Patents. In the event the Final Judgment enforces the Star Patents, the escrow funds shall be disbursed to Star. A "Final Judgment" means an order of the trial court or an appellate court which is not subject to further appeal, remand or reconsideration.

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     (d) B&W will not incur any royalties to Star on the first 10,000,000 pounds per year of StarCured/(TM)/ Tobacco which it purchases in the U.S. and is exported.

     7.  Right of Offset and Conditions.  All Royalties payments incurred by B&W
         ------------------------------
under this Agreement to Star or any sums paid to B&W pursuant to paragraph 5 shall be offset and credited against the Credit Facility of Star and Star Tobacco & Pharmaceuticals, Inc. ("Star Tobacco") to B&W pursuant to the provisions of the Restated Loan Agreement, among the Parties hereto and Star Tobacco. [***]

     Notwithstanding any contrary provision of this Agreement, in the event a court of competent jurisdiction enters an order which has become a final order adjudicating any one or more Star Patents to be invalid or not infringed so that Other Low-TSNA Tobacco or Star Cure Tobacco being purchased by B&W does not fall within claims of any of the subsisting Star Patents then all obligations of B&W to pay Star a royalty, or to pay any Other Star Licensee a royalty directly on Other Low-TSNA Tobacco or StarCured Tobacco, or to indirectly incur a royalty through said royalty being incorporated in the purchase price, shall cease.

     8.  Payment  When all Star's obligations under the Credit Facilities have
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been discharged in full, B&W shall pay Star royalties due hereunder in accordance with Section 3.03, 3.07 and 4.02 of the Restated Master Agreement.

     9.  Notices.  All notices under this Agreement shall be delivered in
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accordance with the Notice provision of the Restated Master Agreement.

     10.  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, this Agreement shall be binding upon and inure to the benefit of the Parties hereto, and their respective representatives, successors and assigns. Neither party may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other party.

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     11.  Modification and Waiver.  This Agreement and its provisions may not be
          -----------------------
changed, amended, modified, or waived, except by a written instrument executed by both Parties. No waiver by any party of any condition or the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

     12.  Governing Law.  This Agreement and all questions relating to its
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validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to principles of conflicts of laws.

     13.  Entire Agreement.  This Agreement constitutes the full and entire
          ----------------
understanding and agreement between the parties with regard to the subject matter hereof, and supersedes all prior agreements, understandings, inducements or conditions, express or implied, oral or written, relating to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of trade inconsistent with any of the terms hereof. This Agreement has been prepared by both of the parties hereto, and no inference of ambiguity against the drafter of a document therefore applies against any party hereto.

     14.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original and all of which shall together constitute one and the same instrument.

     15.  Term.  The term of this Agreement shall extend [***] unless B&W's
          ----
obligation to pay royalties is otherwise terminated earlier.

                            [SIGNATURE PAGE FOLLOWS]

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           SIGNATURE PAGE TO OTHER LOW TSNA TOBACCO ROYALTY AGREEMENT
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the
Effective Date.


                                    STAR SCIENTIFIC INC.


                                    [***]

                                    BROWN & WILLIAMSON
                                    TOBACCO CORPORATION


                                    [***]